SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     February 29, 2000

                         Centennial Communications Corp.
               (Exact Name of Registrant as Specified in Charter)


Delaware                           0-19603                  06-1242753
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


1305 Campus Parkway
Neptune, New Jersey                                         07753
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code  (732) 919-1000



                           Centennial Cellular Corp.
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events

In a press release issued February 29, 2000, the Company announced that it was changing its name from Centennial Cellular Corp. to Centennial Communications Corp. effective at the start of trading on Tuesday February 29, 2000. A copy of the press release issued by Centennial is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial  Statements and Exhibits

         (c)Exhibits.

          99.1 Press release issued by Centennial on February 29, 2000




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CENTENNIAL COMMUNICATIONS CORP.


                                   By: /s/ Peter W. Chehayl
                                      Name: Peter W. Chehayl
              Title:Senior Vice President, Treasurer and Chief Financial Officer

                                     Date: February 29, 2000



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                                  EXHIBIT INDEX

                                     Exhibit
                                 No. Description

          99.1 Press release issued by Centennial on February 29, 2000




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